UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 FORM 8-K/A


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                                March 13, 1996
                               (Date of report)



                     AMERICAN RESTAURANT PARTNERS, L.P.
           (Exact name of registrant as specified in its charter)


                                  Delaware
                       (State or other jurisdiction of
                        incorporation or organization)

          1-9606                                      48-1037438
   (Commission File Number)                       (I.R.S. Employer
                                                 Identification No.)


   555 North Woodlawn, Suite 3102
   Wichita, Kansas                                            67208
   (Address of principal executive offices)                (Zip-Code)


   Registrant's telephone number, including area code  (316) 684-5119

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         -----------------------------------------------------
         AND EXHIBITS
         ------------

(a)      Exhibit No.            Exhibits
         -----------            --------

         99(a)      Financial Statements of Business Acquired

                    1. Financial statements of Hospitality Group of
                       Oklahoma, Inc. as of December 27, 1995 and for the year then ended.

         99(b)      Pro Forma Financial Information

                    1. Pro forma condensed combined consolidated balance
                       sheet for the Registrant as of December 26, 1995 (unaudited).

                    2. Pro forma condensed combined consolidated statement
                       of income for the Registrant for the year ended December 26, 1995 (unaudited).


         Note: The Registrant's investment in Oklahoma Magic, L.P. is accounted for by the equity method.



                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RESTAURANT PARTNERS, L.P.
                                             (Registrant)
                                    By:  RMC AMERICAN MANAGEMENT, INC.
                                         Managing General Partner


Date: 5/23/96                       By:  /s/ Hal W. McCoy
      -------                            ----------------
                                         Hal W. McCoy
                                         President and
                                         Chief Executive Officer

                                Item 7
                          Exhibit No. 99(a)

                FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                    CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form A- 8 No. 33- 20784) pertaining to the Class A Unit Option Plan of American Restaurant Partners, L.P. of our report dated April 4, 1996, with respect to the financial statements of Hospitality Group of Oklahoma, Inc. included in its current Report (Form 8-K) dated March 13, 1996.

Hill, Harper & Associates, P.C.

/s/ Hill, Harper & Associates, P.C.

May 21, 1996
Brentwood, Tennessee

                              HOSPITALITY GROUP
                              OF OKLAHOMA, INC.

                             Financial Statements

                              December 27, 1995

                  (With Independent Auditor's Report Thereon)

                         Independent Auditor's Report


The Board of Directors
Hospitality Group of Oklahoma, Inc.:




We have audited the accompanying balance sheet of Hospitality Group of Oklahoma, Inc. as of December 27, 1995 and the related statements of operations, and changes in stockholders' deficit and cash flows for the year ended. These financials are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hospitality Group of Oklahoma at December 27, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Hill, Harper & Associates, P.C.

April 4, 1996

                        HOSPITALITY GROUP OF OKLAHOMA, INC.

                                  Balance Sheet

                                December 27, 1995


                                    Assets
                                    ------
Current assets:
  Cash                                                           $     8,912
  Other receivables                                                   85,342
  Inventory of food and supplies                                     134,686
  Prepaid expenses                                                    11,435
  Deferred tax asset  -  current (note 8)                            281,811
                                                                   ---------
             Total current assets                                    522,186
                                                                   ---------
Land, buildings and equipment, less accumulated depreciated
  of $4,757,199 (note 5)                                           1,866,709
                                                                   ---------
Other assets:
  Notes receivable - affiliated company, net of allowance for
      doubtful notes of $3,821,434 (note 4)                        2,923,839
  Franchise fees, less accumulated amortization of
      $203,178 (note 2)                                              198,822
  Organization costs, less accumulated amortization of $22,956        14,977
  Loan cost, less accumulated amortization of $34,034                243,352
  Deposits                                                            49,478
  Deferred tax asset - noncurrent (note 8)                         1,521,713
  Other                                                              164,616
                                                                   ---------
             Total other assets                                    5,116,797
                                                                   ---------
             Total assets                                        $ 7,505,692
                                                                   =========


                      Liabilities and Stockholders' Deficit
                      -------------------------------------
Current liabilities:
  Current portion of long-term debt (note 6)                     $   463,137
  Notes payable to related parties (note 3)                        2,779,046
  Notes payable to stockholders' (note 3)                            365,497
  Accounts payable                                                   714,367
  Sales taxes payable                                                106,843
  Accrued income taxes payable (note 8)                                -
  Accrued expenses and withholding taxes                             284,659
                                                                   ---------
             Total current liabilities                             4,713,549
                                                                   ---------
Long-term debt, excluding current portion (note 6)                 4,315,811
                                                                   ---------
             Total liabilities                                     9,029,360
                                                                   ---------
Commitments (notes 6 & 7)

Stockholders' deficit
  Common Stock of $1 par value.  Authorized 200 shares
    authorized; 2 shares issued and outstanding                            2
  Additional paid-in capital                                       1,484,402
  Retained deficit                                                (3,008,072)
                                                                   ---------
             Total stockholders' deficit                          (1,523,668)
                                                                   ---------
             Total liabilities and stockholders' deficit         $ 7,505,692
                                                                   =========

See accompanying notes to financial statements.








                       HOSPITALITY GROUP OF OKLAHOMA, INC.

                             Statement of Operations

                       For the Year ended December 27, 1995


Net sales                                                        $17,730,313

Cost of sales                                                      4,966,031
                                                                  ----------
         Gross profit                                             12,764,282
                                                                  ----------
Operating expenses:
  Labor costs                                                      5,334,128
  Utilities, supplies, telephone, vehicles and other               1,801,020
  Advertising (notes 2 and 3)                                      1,196,643
  Maintenance                                                        285,801
  Occupancy                                                          908,634
  General and administrative (note 2)                              1,315,363
  Management fees - related party (note 3)                         1,135,939
  Depreciation                                                       555,276
  Amortization of other assets                                        47,160
  Taxes, other than income, and miscellaneous financial expenses     251,409
                                                                  ----------
         Total operating expenses                                 12,831,373
                                                                  ----------
         Loss from operations                                        (67,091)
                                                                  ----------
Other income (deductions):
  Interest income (note 4)                                           259,054
  Interest expense (note 3)                                         (480,645)
  Provision for doubtful note receivable                            (201,778)
  Miscellaneous                                                      (10,997)
                                                                  ----------
         Total other deductions                                     (434,366)
                                                                  ----------
Loss before income taxes                                            (501,457)

  Income tax benefit (note 8)                                       (104,668)
                                                                  ----------
Net loss                                                         $  (396,789)
                                                                  ==========


See accompanying notes to financial statements.



                                                           HOSPITALITY GROUP OF OKLAHOMA, INC.

                                                       Statement of Changes in Stockholders' Deficit

                                                           For the Year ended December 27, 1995


                                                                              Additional
                                          Common Stock      Preferred Stock   Paid - in   Retained
                                        Shares    Amount    Shares    Stock     Capital    Deficit      Total
                                        ------    ------    ------    -----   ---------   --------      -----
Balance, December 28, 1994
  as restated (note 11)                   2    $       2     600   $ 600,000 $  469,998 $(2,611,283) $(1,541,283)

Contribution of net assets from National
  Restaurant Corporation (note 10)        -         -       (600)   (600,000) 1,014,404       -          414,404

Net loss for December 27, 1995            -         -         -         -          -       (396,789)    (396,789)
                                       ----      -------   -----     -------  ---------  ----------   ----------
Balance, December 27, 1995                2    $       2      -    $    -    $1,484,402 $(3,008,072) $(1,523,668)
                                       ====      =======   =====     =======  =========  ==========   ==========


See accompanying notes to financial statements.


                        HOSPITALITY GROUP OF OKLAHOMA, INC.

                             Statement of Cash Flows

                       For the Year ended December 27, 1995

                 Increase (Decrease) in Cash and Cash Equivalents

Cash flows from operating activities:
- ------------------------------------
Net loss                                                         $  (396,789)
Adjustments to reconcile net loss to net cash
  used by operating activities:
    Depreciation                                                     555,276
    Amortization                                                      47,160
    Provision for doubtful note receivable                           201,778
    Deferred income tax                                             (123,542)
  Net changes in operating assets and liabilities:
    Inventories                                                       (3,038)
    Accounts receivable                                              (10,142)
    Prepaid expenses                                                   1,413
    Accounts payable and accrued expenses                           (995,121)
                                                                  ----------
         Net cash used by operating activities                      (723,005)
                                                                  ----------
Cash flows from investing activities:
- ------------------------------------
  Decrease in deposits and other assets                              (46,773)
  Purchase of equipment and leasehold improvements                  (124,209)
                                                                  ----------
         Net cash used by investing activities                      (170,982)
                                                                  ----------
Cash flows from financing activities:
- ------------------------------------
  Proceeds from borrowings                                         1,417,000
  Loan costs                                                         (64,906)
  Advances to related company                                       (213,786)
  Advances from related company                                      332,516
  Principal payments on long-term debt                              (335,984)
                                                                  ----------
         Net cash provided by financing activities                 1,134,840
                                                                  ----------
         Net increase in cash and cash equivalents                   240,853
Cash (overdraft) and cash equivalents, beginning of the year        (231,941)
                                                                  ----------
Cash and cash equivalents, end of the year                       $     8,912
                                                                  ==========

See accompanying notes to financial statements.





                       HOSPITALITY GROUP OF OKLAHOMA, INC.

                       Statements of Cash Flows, continued

                      For the Years ended December 27, 1995

Supplemental disclosures:
- ------------------------
  Schedule of noncash financing transactions:

    Interest added to notes receivable from affiliates           $   251,469
                                                                  ==========
  Cash paid for:

    Interest                                                     $   398,262
                                                                  ==========
    Income taxes                                                 $    18,774
                                                                  ==========
  Net assets contributed by National Restaurant
    Corporation (note 10):

    Assets contributed                                           $ 3,464,900
    Liabiities assumed                                             1,850,496
    Preferred stock cancelled                                       (600,000)
                                                                   ---------
    Net assets contributed                                       $ 1,014,404
                                                                   =========


See accompanying notes to financial statements.





                    HOSPITALITY GROUP OF OKLAHOMA, INC.

                      Notes to Financial Statements

                            December 27, 1995


(1) Summary of Significant Accounting Policies
    ------------------------------------------
    General
    -------
    The Company began operating Pizza Hut restaurants in Oklahoma in December, 1986. The Company operates on a 52 or 53 week period with the year ending on the last Wednesday in December.

    Inventories
    -----------
    Inventories, consisting of food and supplies, are stated at the lower of cost or market, with cost determined on a first-in, first-out method. Initial smallwares are capitalized and amortized over three years.

    Equipment and Leasehold Improvements
    ------------------------------------
    Equipment and leasehold improvements are carried at cost. Maintenance, repairs and minor renewals are expensed as incurred. Equipment is depreciated on a straight-line method over its estimated useful life. Leasehold improvements are amortized on a straight-line method over the expected useful life of the improvements, not to exceed the lease period.

    Income Taxes
    ------------
    Income taxes are provided in the year transactions enter into the determination of net earnings, regardless of when such transactions are recognized for tax purposes.

    Cash and Cash Equivalents
    -------------------------
    For purposes of the statement of cash flows, the Company considers cash on hand, deposits held by financial institutions, and short-term debt securities purchased with an original maturity of three months or less to be cash or cash equivalents.

(2) Franchise Agreements
    --------------------
    Initial franchise fees are amortized over the life of the agreement on a straight-line method. Royalties, based upon sales, of $699,210 for the year ended December 27, 1995, were paid to franchisors.

    In addition to royalties, the franchise agreements require minimum levels of advertising based on sales. Furthermore, the franchise agreement prohibits the Company's shareholders from transferring their shares of stock without the franchisor's approval.

(3) Related Party Transactions
    --------------------------
    The Company has notes payable to stockholders in the amount of $365,497 at December 27, 1995. The Company also has a notes payable to related companies in the amount of 2,779,046 at December 27, 1995. These notes are thirty day demand notes and accrue interest at 9 percent. Interest expense on the aforementioned notes amounted to $82,383 for the year ended December 27, 1995.

    The Company purchased advertising and promotion from an affiliated company. The affiliate's fees for such services are based on the actual costs incurred and principally relate to the reimbursement of print and media costs. The expense for such advertising was $497,433 for the year ended December 27, 1995.

    The Company receives accounting and management services from a related party. Accounting and management fees incurred are based on 6.5% of the Company's sales and amounted to $1,135,939 for the year ended
    December 27, 1995.




                       HOSPITALITY GROUP OF OKLAHOMA, INC.

                     Notes to Financial Statements, continued


(4) Notes Receivable from Affiliates
    --------------------------------
    Notes receivable from affiliates are thirty day demand notes and accrue interest at 9 percent. In accordance with managements expectations and repayments received subsequent to the balance sheet date, the notes have been presented as noncurrent as follows:


                   National Restaurant Corporation                $     -
                   Delta Trades                                        43,330
                   Incor                                            3,821,434
                   Management Resources                               556,554
                   Dominican Republic                                 319,355
                   Delta Development                                1,069,018
                   Nashville Zoo                                      515,032
                   FSB  Properties                                     26,649
                   Bread Only                                         273,438
                   Roasters Mid South, Inc.                           120,463
                                                                    ---------
                                                                    6,745,273
                   Less allowance for doubtful notes               (3,821,434)
                                                                    ---------
                                                                  $ 2,923,839
                                                                    =========

    Interest earned on the aforementioned notes amounted to $251,469 for the year ended December 27, 1995. Consistent with prior years, any unpaid accrued interest has been added to the balance of the above notes.


(5) Property and Equipment
    ----------------------
    Property and equipment as of December 27, 1995, consists of the following:

                   Land                                           $   484,800
                   Building                                            57,500
                   Equipment                                        2,020,723
                   Automobiles                                         59,082
                   Leasehold improvements                           3,958,710
                   Office equipment                                    43,093
                                                                    ---------
                                                                    6,623,908
                   Accumulated depreciation                         4,757,199
                                                                    ---------
                                                                  $ 1,866,709
                                                                    =========

    Depreciation expense amounted to $555,276 for the year ended December 27, 1995.





                       HOSPITALITY GROUP OF OKLAHOMA, INC.

                    Notes to Financial Statements, continued


(6) Long-term debt
    --------------
    Long-term debt is summarized as follows:

         Notes payable in monthly installments of
         $59,812 including interest at 9.2%, maturing
         from 1999 through 2005.  The loans are secured
         by all operating assets of certain Company
         restaurants.                                            $ 3,344,973

         Note payable with interest rate at 9%, maturing
         in 2004. The note is secured by leasehold
         improvements.                                                22,386

         Notes payable in monthly installments of $16,310
         including interest at 9.3%, maturing 2007.  The
         loans are secured by all operating assets of
         certain Company restaurants.                              1,411,589
                                                                   ---------
                                                                   4,778,948
         Less current portion of long term debt                      463,137
                                                                   ---------
                                                                 $ 4,315,811
                                                                   =========

    A summary of long-term maturities of long-term debt is as follows:

                      Fiscal year
                    ending December
                    ---------------
                         1996                       $    463,137
                         1997                            474,737
                         1998                            520,329
                         1999                            558,928
                         2000                            519,739
                      Thereafter                       2,242,078
                                                       ---------
                                                    $  4,778,948
                                                       =========

(7) Commitments
    -----------
    Minimum annual rentals under noncancelable operating leases are summarized as follows:

                      Fiscal year
                    ending December
                    ---------------
                         1996                       $    711,539
                         1997                            620,119
                         1998                            569,978
                         1999                            506,758
                         2000                            369,779
                      Thereafter                    $  2,471,563

    Rental expense, including contingent rents, was $753,246 for the year ended December 27, 1995. Contingent rentals based on sales amounted to $49,661 for the year ended for December 27, 1995.




                    Hospitality Group of Oklahoma, Inc.

                 Notes to Financial Statements, continued


(8) Income Taxes
    ------------
    A reconcilation of the income tax provision at the federal statutory rate to the income tax provision at the effective rate is as follows:

         Income taxes computed at the federal statutory rate   $  (170,529)
         Non deductible penalties                                   59,267
         Other immaterial items                                      6,595
                                                                 ---------
                                                               $  (104,668)
                                                                 =========

    The provision for income tax consists of the following:

    Federal:
         Current                                                    18,774
         Deferred                                                 (123,442)
                                                                 ---------
                                                                  (104,668)
                                                                 =========

    The components of deferred taxes consist of the following:

    Deferred tax assets:
         Operating loss carryforwards                          $    45,346
         Depreciation                                               69,568
         Inventory                                                 236,465
         Allowance for doubtful notes                            1,452,145
                                                                 ---------
            Total net deferred tax assets                      $ 1,803,524
                                                                 =========

    The company has net operating loss carryforwards for federal income taxes amounting to $119,332 which expire December 2010.






                      HOSPITALITY GROUP OF OKLAHOMA, INC.

                   Notes to Financial Statements, continued


(9)  Preferred Stock
     ---------------
     On August 25, 1992, the Company's shareholders and board of directors approved a charter amendment changing the number of authorized shares of common stock from 1,000 to 200. The board of directors also authorized the issuance of up to 1,000 shares of non-voting, preferred stock at a par value of $1,000 per share. Further, the board of directors accepted a subscription for 600 shares of the preferred stock, which was subsequently issued, from National Restaurant Corporation, a related company, in payment of the Company's note payable to National Restaurant Corporation. During the year ended December 27, 1995, National Restaurant Corporation contributed its assets to the Company (see note 10). Simultaneous to the contribution the preferred stock was cancelled and retired.

(10) Contribution of Net Assets
     --------------------------
     On April 19, 1995, the stockholders of National Restaurant Corporation
     (NRC) agreed to contribute certain net assets to the Company as a contribution of capital. These assets were contributed at historical cost. The ownership of National Restaurant Corporation and the Company are identical. After the contribution, National Restaurant Corporation ceased all operations. The assets and liablities of NRC which were contributed to the Company consist of the following:

               Net assets contributed by NRC:
                   Accounts receivable - related party      $ 2,384,879
                   Land and buildings                           537,300
                   Equipment                                     40,041
                   Inventory                                    116,404
                   Deferred tax asset                           190,901
                   Other assets                                 195,375
                                                              ---------
                                                              3,464,900

               Liabilities assumed by the Company:
                   Notes payable - related party              1,850,496

               Preferred stock cancelled and retired           (600,000)
                                                              ---------
               Net contributed capital                      $ 1,014,404
                                                              =========





                        HOSPITALITY GROUP OF OKLAHOMA, INC.

                     Notes to Financial Statements, continued


(11) Accounting Changes
     ------------------
     Correction of a Departure from Generally Accepted Accounting
     ------------------------------------------------------------
     Principles (GAAP)
     -----------------
     During prior years the Company elected not to provide a loss reserve for a related party receivable in the amount of $3,117,284. The financial condition of the debtor indicated that the loan was substantially uncollectible. Accordingly, a loss reserve was warranted. Effective December 27, 1995 the Company has elected to restate its prior periods financial statements and provide the necessary loss reserve for this related party receivable in conformity with generally accepted accounting principles.

     Correction of an Accounting Error
     ---------------------------------
     Management has determined that an adjustment was necessary to properly record inventory. In prior periods financial statements smallwares were included in inventory, however, during the year ended December 27, 1995 it was determined that these items were improperly recorded as assets in prior years, and should have been amortized and expensed in prior years. The Company has elected to restate its prior financial statements to correct these accounting errors and expense these items in conformity with generally accepted accounting principles.

     The above changes have the following effect on retained deficit:

         Balance, December 28, 1994 as previously reported       $  (291,645)

         Restatement due to GAAP departure,
           net of taxes of $1,184,568                             (1,932,716)

         Correction of accounting error,
           net of taxes of $236,849                                 (386,922)
                                                                   ---------
         Balance, December 28, 1994 as restated                  $(2,611,283)
                                                                   =========


(12) Subsequent Event
     ----------------
     On March 12, 1996, the Company contributed 100% of its restaurant operating assets, including land, buildings, equipment, deposits and franchise rights, to a newly formed limited partnership. The Company received a 25% interest in the limited partnership, cash, and a note receivable from the limited partnership. In addition, the limited partnership assumed certain third party long term debt, accounts payable and accrued expenses of the Company.

                                Item 7
                           Exhibit No. 99(b)

                    PRO FORMA FINANCIAL INFORMATION


The Registrant's investment in Oklahoma Magic, L.P. will be accounted for using the equity method, with the results of Oklahoma Magic, L.P.'s operations included in the Registrant's consolidated financial statements from the date of acquisition.

The following Pro Forma Condensed Combined Consolidated Balance Sheet is derived from the balance sheet of the Registrant including its investment in Oklahoma Magic, L.P. as if the acquisition occurred on December 26, 1995. Also presented is the Pro Forma Combined Consolidated Statement of Income for the year ended December 26, 1995 including the results of Oklahoma Magic, L.P. assuming the acquisition occurred at the beginning of the year. The pro forma information presented is based on the historical financial statements of the Registrant and Oklahoma Magic, L.P. for the period listed.

The pro forma results are not necessarily indicative of the results which would have actually been attained if the acquisition had been consummated on the date indicated, or the results that may be expected in the future.


                                    AMERICAN RESTAURANT PARTNERS, L.P.

                                PRO FORMA CONDENSED COMBINED CONSOLIDATED
                                             BALANCE SHEET
                                           December 26, 1995
                                              (unaudited)

                                                                                       Pro forma
          ASSETS                                    Registrant        Adjustments       Combined
- --------------------------------                   ------------       ------------    ------------
Current assets:
  Cash and cash equivalents                       $    782,348       $               $    782,348
  Certificate of deposit                               232,219                            232,219
  Accounts receivable                                   76,605                             76,605
  Due from affiliates                                   24,549                             24,549
  Notes receivable from
   affiliates - current portion                         30,872                             30,872
  Inventories                                          300,413                            300,413
  Prepaid expenses                                     144,036                            144,036
                                                   ------------       ------------    ------------
     Total current assets                            1,591,042                          1,591,042

  Net property and equipment                        12,475,753                         12,475,753

Other assets:
  Franchise rights, net                              1,099,470                          1,099,470
  Notes receivable from affiliates                     157,083                            157,083
  Deposit with affiliate                               330,000                            330,000
  Investment in affiliate                                   --    (1)   3,000,000       3,000,000
  Other                                                480,998                            480,998
                                                   ------------       ------------    ------------
                                                  $ 16,134,346       $  3,000,000    $ 19,134,346
                                                   ============       ============    ============


LIABILITIES AND PARTNERS' CAPITAL
- ---------------------------------

Current liabilities:
  Notes payable                                   $         --    (2)$  3,000,000    $  3,000,000
  Accounts payable                                   1,903,977                          1,903,977
  Due to affiliates                                     62,292                             62,292
  Accrued payroll and other taxes                      319,902                            319,902
  Accrued liabilities                                  786,598                            786,598
  Current portion of long-term debt                  1,467,970                          1,467,970
  Current portion of obligations
   under capital leases                                 68,833                             68,833
                                                   ------------       ------------    ------------
     Total current liabilities                       4,609,572          3,000,000       7,609,572

  Other noncurrent liabilities                          86,308                             86,308
  Long-term debt                                     9,056,792                          9,056,792
  Obligations under capital leases                   1,662,746                          1,662,746
  General Partners' interest
    in Operating Partnership                           167,530                            167,530

  Partners' capital:
    General Partners                                    (3,784)                            (3,784)
    Limited Partners:
     Class A Income Preference                       6,573,417                          6,573,417
     Classes B and C                                (4,688,254)                        (4,688,254)
    Cost in excess of carrying value
     of assets acquired                             (1,323,681)                        (1,323,681)
  Notes receivable from employees                       (6,300)                            (6,300)
                                                   ------------       ------------    ------------
    Total partners' capital                            551,398                  0         551,398
                                                   ------------       ------------    ------------
                                                  $ 16,134,346       $  3,000,000    $ 19,134,346
                                                   ============       ============    ============



                                  See accompanying notes to pro forma
                               combined consolidated financial statements.





                                    AMERICAN RESTAURANT PARTNERS, L.P.

                                     PRO FORMA COMBINED CONSOLIDATED
                                           STATEMENT OF INCOME
                                      Year ended December 26, 1995
                                               (unaudited)
                                                                                       Pro forma
                                                    Registrant        Adjustments       Combined
                                                   ------------       ------------    ------------
Net sales                                         $ 40,004,295       $               $ 40,004,295

Operating costs and expenses:
  Cost of sales                                     10,599,422                         10,599,422
  Restaurant labor and benefits                     10,444,896                         10,444,896
  Advertising                                        2,549,729                          2,549,729
  Other restaurant operating
   expenses exclusive of
   depreciation and amortization                     7,367,758                          7,367,758
  General and administrative:
   Management fees - related party                   2,776,768                          2,776,768
   Other                                               864,553                            864,553
  Depreciation and amortization                      1,511,158                          1,511,158
  Equity in loss of affiliate                               --    (3)      20,045          20,045
                                                   ------------       ------------    ------------
       Income from operations                        3,890,011            (20,045)      3,869,966

Interest income                                         46,334                             46,334
Interest expense                                    (1,287,776)   (4)    (292,500)     (1,580,276)
                                                   ------------       ------------    ------------
                                                    (1,241,442)          (292,500)     (1,533,942)
                                                   ------------       ------------    ------------
Income before extraordinary item                     2,648,569           (312,545)      2,336,024
Extraordinary loss on early
  extinguishment of debt                               142,491                            142,491
                                                   ------------       ------------    ------------
Income before General Partners'
  interest in income of
  Operating Partnership                              2,506,078           (312,545)      2,193,533

General Partners' interest in
  income of Operating Partnership                       25,061    (5)      (3,125)         21,935
                                                   ------------       ------------    ------------
Net income                                        $  2,481,017       $   (309,420)   $  2,171,598
                                                   ============       ============    ============

Net income allocated to Partners:
  Class A Income Preference                       $    519,316       $    (64,766)   $    454,550
  Class B                                         $    737,783       $    (92,012)   $    645,770
  Class C                                         $  1,223,918       $   (152,642)   $  1,071,278

Weighted average number of Partnership
  units outstanding during period:
  Class A Income Preference                            824,978                            824,978
  Class B                                            1,172,025                          1,172,025
  Class C                                            1,944,299                          1,944,299

Income before extraordinary item per Partnership
  interest:
  Class A Income Preference                       $       0.67       $       0.08    $       0.59
  Class B                                         $       0.67       $       0.08    $       0.59
  Class C                                         $       0.67       $       0.08    $       0.59

Extraordinary loss per Partnership interest:
  Class A Income Preference                       $       0.04                       $       0.04
  Class B                                         $       0.04                       $       0.04
  Class C                                         $       0.04                       $       0.04

Net income per Partnership interest:
  Class A Income Preference                       $       0.63       $       0.08    $       0.55
  Class B                                         $       0.63       $       0.08    $       0.55
  Class C                                         $       0.63       $       0.08    $       0.55

                                  See accompanying notes to pro forma
                               combined consolidated financial statements.



                   AMERICAN RESTAURANT PARTNERS, L.P.

                 NOTES TO PRO FORMA COMBINED CONSOLIDATED
                          FINANCIAL STATEMENTS
                               (unaudited)

ACQUISITION OF ASSETS
- ---------------------
On March 13, 1996, American Restaurant Partners, L.P.(the "Registrant"), through its wholly-owned subsidiary, American Pizza Partners, L.P., purchased a 45% interest in a newly formed limited partnership that will own and operate thirty-three Pizza Hut restaurants in Oklahoma. The name of the new partnership is Oklahoma Magic, L.P. ("Magic"). The remaining ownership interests are held by Restaurant Management Company of Wichita, Inc. (29.25%), an affiliate of the Registrant, Hospitality Group of Oklahoma, Inc. (25%), the former owners of the thirty-three Oklahoma restaurants, and RMC American Management, Inc. (RAM)(.75%), the managing general partner of the Registrant. RAM is also the managing general partner of Magic.

The  Registrant paid $3.0 million in cash for its 45% interest in the new
partnership.   Intrust  Bank  in Wichita has interim  financed  the  $3.0 million until such time as permanent financing can be obtained.

PRO FORMA ADJUSTMENTS
- ---------------------
The pro forma combined consolidated financial statements use the equity method of accounting for the Registrant's investment in Oklahoma Magic, L.P. and the adjustments to the pro forma condensed combined consolidated balance sheet at December 26, 1995 reflect the effects of the acquisition on that date. The pro forma adjustments to the pro forma combined consolidated statement of income for the year ended December 26, 1995 have been prepared as if the acquisition occurred at the beginning of the year.


1. Records the Registrant's original investment in Oklahoma Magic, L.P.

2. Records the $3,000,000 note payable obtained to finance the Registrant's investment in Oklahoma Magic, L.P.

3. Reflects the Registrant's 45% interest in Oklahoma Magic's pro forma net loss for the year ended December 26, 1995.

4. Reflects interest expense calculated at 9.75% representing the cost of financing the Registrant's investment in Oklahoma Magic, L.P.

5. Reflects General Partners' interest in the pro forma adjustment amounts.

6. Pro forma earnings per Partnership interest of net income have been allocated in the same manner required by the Partnership Agreements for the allocation of taxable income and loss.